9a. Notes Payable	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Notes Payable

Between October 23, 2014 and November 21, 2014, the Company issued $1,800,000 of 10% Convertible Promissory Notes (the “Promissory Notes”) and warrants to purchase 630,000 shares of the Company’s common stock (the “Warrants”) to accredited investors.  The Promissory Notes have a term of 12 months, pay interest semi-annually at 10% per annum and can be voluntarily converted by the holder into shares of common stock at an exercise price of $1.12 per share.  The Warrants have an exercise price of $1.12 per share and have a term of five years.  The fair value of the Warrants was $140,513 and was recorded as a debt discount and credited to Additional Paid-In Capital.  The discount is being amortized to interest expense over the one year term of the promissory notes.  During the second quarter of 2015, $200,000 of the Promissory Notes were converted to common stock.

On October 28, 2015, the Company entered into Note Extension Agreements with existing Noteholders who hold the Promissory Notes.  Pursuant to the Note Extension Agreements, the Noteholders, who held Promissory Notes with an aggregate principal balance of $1,600,000 which were scheduled to mature between October 23, 2015 and November 21, 2015, agreed to extend the maturity date of the Promissory Notes to May 21, 2016. As consideration for agreeing to extend the maturity date of the Promissory Notes, the Company agreed to issue the Noteholders five year common stock warrants to purchase an aggregate of 160,000 shares of the Company’s common stock at an exercise price of $1.12 per share.  The fair value of the Warrants was $83,031 and was recorded as a debt discount and credited to Additional Paid-In Capital.  The discount is being amortized to interest expense over the extended term of the Promissory Notes.

The outstanding amount of Promissory Notes (net of the debt discount) at December 31, 2015 and December 31, 2014 was $1,540,693 and $1,670,765, respectively.